Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1939

                         MLP & Income Portfolio 2019-1

                        INVESCO UNIT TRUSTS, SERIES 1944

                    Multi-Asset High Income Portfolio 2019-1


                         Supplement to the Prospectuses


Immediately following the completion of a previously announced merger of Western Gas Equity Partners, LP ("WGP") into a wholly owned subsidiary, WGP changed its name to Western Midstream Partners, LP ("WES").

Notwithstanding anything to the contrary in the Prospectuses, each Portfolio now holds, and will continue to purchase, shares of WES.

Supplement Dated:  February 28, 2019